 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019 (July 2, 2019)

Vanguard Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33756	80-0411494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.
Amended Plan Support Agreement
As previously announced, Vanguard Natural Resources, Inc. (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas. The Chapter 11 Cases were administered under the caption In re Vanguard Natural Resources, Inc. et al.
On May 8, 2019, as previously disclosed, the Debtors entered into a Plan Support Agreement (the “Plan Support Agreement”) with (a) certain holders constituting over 66 2/3% in amount and over 50.1% in number of the revolving credit facility claims and over 66 2/3% in amount and over 50.1% in number of those certain secured swap claims, in each case under that certain Fourth Amendment and Restated Credit Agreement, dated as of August 1, 2017, by and among Vanguard Natural Gas, LLC, as borrower, the guarantors party thereto, Citibank N.A., as Administrative Agent, and the other lenders party thereto from time to time (as amended, the “Successor Credit Facility”); and (b) certain holders, constituting over 66 2/3% in amount and over 50.1% in number of the term loan claims under the Successor Credit Facility.
On July 2, 2019, the Plan Support Agreement was amended and restated (as so amended, the “Amended Plan Support Agreement”) to, among other things, reflect the additional support of the holders of the Company's 9.0% Senior Secured Second Lien Notes due 2024 (the "Senior Noteholders"), constituting over 66 2/3% in amount of the senior notes claims under that certain Indenture dated August 1, 2017 (as amended, restated, modified or supplemented from time to time), by and among the Company as issuer, the guarantor parties thereto or in related transaction documentation, and Delaware Trust Company. The foregoing description of the Amended Plan Support Agreement is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 8.01 Other Events
Committee Settlement
The Debtors reached a settlement with the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases (the “Committee”) which, among other things, included a settlement of certain potential claims and causes of action asserted by the Committee, whereby the Debtors will modify their chapter 11 plan to provide a recovery to holders of general unsecured claims of (a) an amount in cash to each holder equal to 2 percent of its allowed general unsecured claim, up to $600,000 in the aggregate, and (b) certain post-confirmation trust assets, including $400,000 in cash, the right to object to or otherwise contest certain claims filed in the Chapter 11 Cases, and 50 percent of the proceeds of any and all claims or causes of action arising in the Chapter 11 Cases under chapter 5 of the Bankruptcy Code that vest in the Reorganized Debtors, other than claims which are released pursuant to the Debtors’ chapter 11 plan and claims against entities that received payments pursuant to an order of the Bankruptcy Court. The parties to the Amended Plan Support Agreement have also agreed to support the settlement with the Committee. The foregoing description of the settlement is qualified in its entirety by reference to the Term Sheet of Settlement of Debtors and the Prepetition First Lien Agent with the Official Committee of Unsecured Creditors, dated July 3, 2019, by and among the Debtors, the Administrative Agent and the Committee, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 8.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
Statements in this Current Report on Form 8-K that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, which were filed with the Securities and Exchange Commission on April 15, 2019 and May 15, 2019, respectively, under the headings “Risk Factors” and “Forward-Looking Statements.”

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Plan Support Agreement, dated July 2, 2019, by and among the Debtors and the Second Lien Creditors signatory thereto.
99.1
Term Sheet of Settlement of Debtors and the Prepetition First Lien Agent with the Official Committee of Unsecured Creditors, dated July 3, 2019, by and among the Debtors, the Administrative Agent and the Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, INC.

Dated: July 9, 2019	By:	/s/ Ryan Midgett
		Name:	Ryan Midgett
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Plan Support Agreement, dated July 2, 2019, by and among the Debtors and the Second Lien Creditors signatory thereto.
99.1
Term Sheet of Settlement of Debtors and the Prepetition First Lien Agent with the Official Committee of Unsecured Creditors, dated July 3, 2019, by and among the Debtors, the Administrative Agent and the Committee.